SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): JANUARY 11, 1999


                           PRIDE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


        LOUISIANA                     1-13289                  76-0069030
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)


        5847 SAN FELIPE, SUITE 3300
              HOUSTON, TEXAS                           77057
 (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code:  713/789-1400

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ITEM 5.     OTHER EVENTS

            The information set forth in the press release of Pride International, Inc. (the "Company") dated January 11, 1999, included herewith as
Exhibit 1, is incorporated by reference in this Current Report on Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

                  1. Press release issued by the Company dated January 11, 1999.

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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           PRIDE INTERNATIONAL, INC.


Date: January 12, 1998     By: /S/ EARL W. MCNIEL
                                   Earl W. McNiel
                                   Vice President and Chief Financial Officer